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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of report: September 21, 2000
                       (date of earliest event reported)

                          MACK-CALI REALTY CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                    MARYLAND
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                 (State or other jurisdiction of incorporation)

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
                1-13274                                                 22-3305147
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         (Commission File No.)                                       (I.R.S. Employer
                                                                    Identification No.)
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                 11 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016
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              (Address of Principal Executive Offices) (Zip Code)

                                 (908) 272-8000
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              (Registrant's telephone number, including area code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

    On September 22, 2000, Mack-Cali Realty Corporation, a Maryland corporation (the "Company"), and Prentiss Properties Trust, a Maryland real estate investment trust ("Prentiss"), announced that they had mutually agreed to terminate the Agreement and Plan of Merger (the "Merger Agreement") dated as of June 27, 2000 among the Company, Mack-Cali Realty, L.P., a Delaware limited partnership of which the Company is the sole general partner ("Mack-Cali Partnership"), Prentiss and Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership of which Prentiss (through a wholly-owned direct subsidiary) is the sole general partner ("Prentiss Partnership"). In connection with such termination, the Company deposited $25 million into escrow for the benefit of Prentiss and Prentiss Partnership.

    The Company and Prentiss also announced that they had simultaneously consummated a purchase and sale transaction whereby the Company sold to Prentiss its approximately 270,000 square foot Cielo Center property located in Austin, Texas for a purchase price of $47,175,000.

    In connection with the foregoing, the Company hereby files the following documents.

ITEM 7.

    Financial Statements, Pro Forma Financial Information and Exhibits

    (c) Exhibits.

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
            10.1          Termination and Release Agreement, dated September 21, 2000, by and among Mack-Cali Realty Corporation, Mack-Cali Realty,
                          L.P., Prentiss Properties Trust and Prentiss Properties
                          Acquisition Partners, L.P.

            10.2          Escrow Agreement, dated September 21, 2000, by and among
                          Mack-Cali Realty Corporation, Mack-Cali Realty, L.P.,
                          Prentiss Properties Trust, Prentiss Properties Acquisition
                          Partners, L.P. and Chicago Title Insurance Company, as
                          escrow agent.

            10.3          Purchase and Sale Contract, dated September 21, 2000, by and between Mack-Cali Texas Property L.P. and Prentiss
                          Properties Acquisition Partners, L.P.

            99.1          News Releases dated September 22, 2000.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       MACK-CALI REALTY, CORPORATION

Date: September 22, 2000                               By:  /s/ ROGER W. THOMAS
                                                            -----------------------------------------
                                                            Roger W. Thomas
                                                            Executive Vice President, General Counsel
                                                            and Secretary
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                                 EXHIBIT INDEX

EXHIBIT                                      DOCUMENT
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
10.1               Termination and Release Agreement, dated September 21, 2000, by and among Mack-Cali Realty Corporation, Mack-Cali Realty,
                   L.P., Prentiss Properties Trust and Prentiss Properties
                   Acquisition Partners, L.P.

10.2               Escrow Agreement, dated September 21, 2000, by and among
                   Mack-Cali Realty Corporation, Mack-Cali Realty, L.P.,
                   Prentiss Properties Trust, Prentiss Properties Acquisition
                   Partners, L.P. and Chicago Title Insurance Company, as escrow agent.

10.3 Purchase and Sale Contract, dated September 21, 2000, by and between Mack-Cali Texas Property L.P. and Prentiss
                   Properties Acquisition Partners, L.P.

99.1               News Releases dated September 22, 2000.
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